EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SpaceDev, Inc.
Poway, CA

We consent to the inclusion in this Post Effective Amendment No. 2 to Form SB-2 of SpaceDev, Inc. (333-131778) of our report dated March 28, 2007 relating to the consolidated financial statements of SpaceDev, Inc. for the years ended December 31, 2006 and 2005.

San Diego, California        /s/   PKF
April 25, 2007                            Certified Public Accountants
                        A Professional Corporation